                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 16, 1999
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                       KEY CONSUMER ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       333-38211               52-1995940
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
INCORPORATION)                                               IDENTIFICATION NO.)


c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road,
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Brooklyn, Ohio 44144, Attn: Yvonne M. Etling
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                               (Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (216) 813-6501
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                             Exhibit Index on Page 4
                                Page 1 of 6 pages

Item 5.       OTHER EVENTS

On August 16, 1999, Key Auto Finance Trust 1997-1 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholders and Certificateholders Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholders and Certificateholders Statement reflecting the Trust's activities for the period ending July 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 20 -  Noteholders and Certificateholders Statement

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 24, 1999


                                      Key Consumer Acceptance Corporation



                                      By:  /S/ Craig Platt
                                           ---------------
                                           Craig Platt

                                  EXHIBIT INDEX





EXHIBIT


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20 - Noteholders and Certificateholders Statement for August 16, 1999.      5-6